UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

NORTHERN STAR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39691	83-4109918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, NY	10174
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 818-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	STIC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	STIC	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	STIC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 28, 2021, Northern Star Acquisition Corp., a Delaware corporation (“Northern Star”), held an annual meeting of stockholders (“Meeting”), by means of live audio webcast, which was called to approve the proposals relating to the entry into and consummation of the Agreement and Plan of Reorganization, dated as of December 16, 2020 (the “Merger Agreement”), by and among Northern Star, NSAC Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Northern Star (“Merger Sub”), and Barkbox, Inc., a Delaware corporation (“Bark”). An aggregate of 18,959,543 shares of Northern Star’s Class A common stock and Class B common stock, voting together as a single class, which represents a quorum of the outstanding common stock entitled to vote on the record date of April 5, 2021, were represented at the Meeting in person (which includes presence at the virtual meeting) or by proxy.

Northern Star’s stockholders voted on the following proposals at the Meeting, each of which was approved and each of which is described in greater detail in the definitive proxy statement/prospectus (File No. 333-252603) filed by Northern Star with the Securities and Exchange Commission on May 12, 2021.:

The Business Combination Proposal – To approve and adopt the Merger Agreement, and the transactions contemplated therein, including the merger of Merger Sub with and into Bark (the “Merger”) and the issuance of shares of Northern Star common stock to Bark’s stockholders in the Merger. The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
18,812,152	145,246	2,145	0

The PIPE Proposal – To approve the issuance of an aggregate of 20,000,000 shares of Northern Star common stock in a private placement at a price of $10.00 per share, for an aggregate purchase price of $200,000,000, the closing of which is subject to certain conditions, including, among other things, the closing of the Merger. The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
18,681,460	250,018	28,065	0

The Charter Proposals – To approve amendments to Northern Star’s current amended and restated certificate of incorporation, to:

a. Change the name of Northern Star from “Northern Star Acquisition Corp.” to “The Original BARK Company.” The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
18,816,862	138,202	4,479	0

b. Increase the number of shares of common stock Northern Star is authorized to issue to 500,000,000 shares, as opposed to the current number of 150,000,000 shares, and to remove the provisions for Northern Star’s current Class B common stock (the shares of which will all convert into shares of Class A common stock in connection with the Merger) so that the Class B common stock will cease to exist and Northern Star will have a single class of common stock. The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
18,592,451	333,182	33,910	0

c. Add supermajority voting provisions requiring the affirmative vote of the holders of 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of Northern Star to amend certain provisions of the second amended and restated certificate of incorporation, to adopt, amend or repeal any provision of the bylaws, or to remove any director, or the entire Board of Directors of Northern Star. The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
16,594,434	2,339,978	25,131	0

d. Remove the various provisions applicable only to special purpose acquisition companies (such as the obligation to dissolve and liquidate if a business combination is not consummated within a certain period of time) and make certain other immaterial changes that the Northern Star board of directors deemed appropriate. The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
18,778,038	159,807	21,698	0

The Director Election Proposal — To elect seven directors to the board of directors of Northern Star to serve following the consummation of the business combination. The following is a tabulation of the votes with respect to each director elected at the Meeting:

Director	For	Withheld	Broker Non-Vote
Class A
Jonathan J. Ledecky	18,631,869	327,674	0
Henrik Werdelin	18,732,028	227,515	0
Elizabeth McLaughlin	18,731,919	227,624	0
Class B
Joanna Coles	18,631,491	328,052	0
Matt Meeker	18,725,918	233,625	0
Class C
Manish Joneja	18,718,160	241,383	0
Jim McGinty	18,717,249	242,294	0

The Incentive Plan Proposal – To approve the 2021 Equity Inventive Plan. The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
16,365,332	2,481,797	112,414	0

The ESPP Proposal – To approve the 2021 Employee Stock Purchase Plan. The following is a tabulation of the votes with respect to this proposal, which was approved by Northern Star’s stockholders:

For	Against	Abstain	Broker Non-Votes
18,711,362	198,414	49,767	0

Because each of the foregoing proposals were approved and because Northern Star and Bark did not anticipate requiring additional time to complete the Merger, the proposal to adjourn the Meeting to a later date or dates was not presented at the Meeting.

Item 7.01. Regulation FD Disclosure.

On May 28, 2021, Northern Star and Bark issued a press release announcing the results of the Meeting. The press release is attached as Exhibit 99.1 hereto.

The information set forth under this Item 7.01, including the exhibit hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release, dated May 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR ACQUISITION CORP.

Dated: May 28, 2021	By:	/s/Joanna Coles
	Name:	Joanna Coles
	Title:	Chief Executive Officer